October 24, 2003                                                           AETOS


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies from inception through the third quarter of 2003:

-------------------------------- ----------- ----------- ---------- -----------

                                   Jul-                                 Since
Aetos Capital Model Portfolios1     03   Aug-03 Sep-03 3Q-03 2003 YTD Inception2
--------------------------------- ------ ------ ------ ------ -------- ---------
--------------------------------- ------ ------ ------ ------ -------- ---------

Aetos Capital                     -0.54%  0.43%  1.20%  1.09%  6.89%    7.70%
Conservative Investment Portfolio
--------------------------------- -----  ------ -----  -----  ----- ---------
--------------------------------- -----  ------ -----  -----  ----- ---------

Aetos Capital
Balanced Investment Portfolio     -0.20%  0.58%  1.02%  1.40%  6.99%    7.68%
--------------------------------- ----- ------- ----- ------ ------ ---------
--------------------------------- ----- ------- ----- ------ ------ ---------

Aetos Capital
Aggressive Investment Portfolio    0.22%  0.75%  0.76%  1.73%  6.88%    7.36%
-------------------------------- ----- ------- ----- ------ ------ ---------


Conservative Portfolio                     Balanced Portfolio
Target Asset Allocation                    Target Asset Allocation

A pie chart is depicted here with          A pie chart is depicted here with
the following pieces:                      the following pieces:
Distressed Investments 0%                  Distressed Investments 10%
Long/Short 15%                             Market Neutral 15%
Market Neutral 20%                         Long/Short 30%
Multi-Strategy Arbitrage 65%               Multi-Strategy Arbitrage 45%

Aggressive Portfolio
Target Asset Allocation

A pie chart is depicted here with
the following pieces:
Market Neutral 10%
Multi-Strategy Arbitrage 20%
Distressed Investments 20%
Long/Short 50%


Among our model portfolios, the aggressive portfolio had the best results, returning 1.73%1 for the quarter on the strength of relatively larger weightings to long/short equity and distressed investments. The balanced portfolio returned 1.40%1, followed by the conservative portfolio, which returned 1.09%1.

September 1st marked the first anniversary of Aetos Capital's Absolute Return Funds. We are happy to report that the funds and model portfolios are performing well, and our investment team is optimistic about the future. The mandate of the portfolios is to earn positive returns under any market conditions, at low levels of volatility. Thus far in 2003, the model portfolios have achieved their mandate by preserving capital amidst significant moves and reversals in both fixed income and equity markets while capturing a healthy portion of the stock market surge since its turnaround in March.

Capital markets enjoyed a very positive third quarter, with the exception of investment grade fixed income, which we discuss below. Domestic and international equity markets had significant gains over the quarter, as the S&P 500 and the MSCI EAFE advanced 2.2% and 7.6%, respectively. The S&P 500's rise was due in part to the anticipation of improving earnings, as consensus forecasts currently expect $48.00 in earnings per share for the index over the next twelve months, compared to the $34.55 per share in actual earnings over the past twelve months. We caution that regardless of whether or not the expected earnings growth actually materializes, P/E ratios are currently at historically high levels. Credit spreads also showed continued momentum, contracting 10% over the quarter, which pushed the high yield market to further gains. High yield bonds have been one of the better performing asset classes thus far in 2003, with the Merrill Lynch High Yield Master II Index posting a 21.0% gain year-to-date.

The sole exception to the good news over the quarter was the poor performance of the Treasury bond market, which experienced a significant downdraft in June and July, ending a long bull market that had begun in 2000. In June, interest rates on the ten year Treasury note hit a 45 year low of 3.1%. This unsustainably low yield provided the backdrop for the extraordinary rise in yields that followed. What transpired was this: a prolonged period of low short term interest rates and a weak economy had contributed to a dramatic flattening of the US yield curve. The Federal Reserve dropped hints it might purchase Treasury issues if necessary to combat the potential for deflation, which would have produced further flattening, and numerous market participants had positioned themselves to profit from such a move. The turning point for Treasuries came on June 17th, when CPI information hinted that deflationary pressures were subsiding, leading market participants to bid Treasuries lower as expectations for a June rate cut were ratcheted down. On June 25th, the Fed moved to cut rates by only 25 basis points, below prior expectations of a 50 basis point cut, sparking another sharp sell-off in Treasuries, as investors realized that future rate cuts were uncertain at best and that more unorthodox measures of stimulus, such as long bond purchases, were off the table for the near term. In response to these two events, Treasury yields climbed 1.5% over the six weeks following the CPI data, the largest move in interest rates since 1980.

The decline was exacerbated by turmoil in the market for mortgage-backed securities. A little noticed feature of the boom in securitized mortgages has been that it has introduced a portfolio insurance problem in the fixed income markets. The prepayment option homeowners have to refinance their mortgages at will and without penalty means that mortgage securities holders are adversely affected by dramatic moves in interest rates. Many of them try to hedge this exposure by dynamically trading US Treasuries in a manner very similar to the way portfolio insurance was used in the equity markets prior to the 1987 stock crash. If interest rates rise, these participants need to sell bonds, and if rates fall they need to buy; thus they tend to amplify market movements. Over the last ten yeas, this phenomenon has become more evident as the mortgage market has doubled in size relative to the underlying Treasury market that is used for hedging purposes. Thus, the upward rise in interest rates this summer was self-reinforcing, which helps to explain the sheer magnitude of the sell-off in bonds, as well as the run-up that preceded it. Our conservative and balanced portfolios were negatively impacted by this major market event in July, and posted small drawdowns of -0.54% and -0.20%, respectively. However, both portfolios regained the losses by the end of the quarter. The aggressive portfolio was able to generate a small positive return in July due to its relatively high exposure to long/short strategies, which performed well in that month.

The performance of each of the Aetos Capital Funds for the third quarter is detailed below.

Aetos Capital Multi Strategy Arbitrage Fund
The Aetos Capital Multi Strategy Arbitrage Fund returned 1.28%3 for the quarter. Our event arbitrage managers continue to evolve their portfolios, focusing more on value-driven and event-based long/short equity strategies as the opportunity set in distressed investments matures. These long/short equity strategies are very opportunistic in nature but typically involve investments in companies with significant legal or regulatory issues that make the underlying business difficult to analyze, creating opportunities for investors that understand these processes and have experience in hedging. Event arbitrage managers' credit-related investments have benefited from the compression of credit spreads, and these managers continue to sell positions that have reached price targets and reinvest in more secure credits higher in the capital structure. Opportunities in merger arbitrage continue to suffer from a combination of low merger volumes and relatively large amounts of capital dedicated to the strategy. Despite the recovery in the equity markets, the pace of corporate activity thus far in 2003 continues to be sluggish, and the event arbitrage managers in our portfolio are convinced that few compelling trades will emerge in this area in the near term. The underlying market environment for treasuries discussed above negatively impacted fixed income arbitrage managers in July, especially managers that were positioned to profit from further flattening of the yield curve. Although not all of our fixed income arbitrage managers had exposures that were adversely affected negatively by this major market event, those that did were able to make up the ground they lost in July with positive returns in August and September. We believe the ability of the multi-strategy managers in the fund to tactically allocate among related arbitrage disciplines allows for greater flexibility and attractive risk-adjusted returns.

Aetos Capital Distressed Investment Strategies Fund
The Aetos Capital Distressed Investment Strategies Fund returned 3.27%4 for the quarter. Our managers' portfolios continued to perform well, thanks to further strengthening of the overall high yield credit markets as well as constructive events in a number of individual distressed and restructuring situations. High yield spreads narrowed 10% during the current period and have contracted almost 45% since October 2002 to around 575 basis points5. Our managers continue to tilt the security allocations in their portfolios towards bank loans and other secured credits, as they believe that in more fully-priced markets, reducing default and interest rate risk offers the best risk-adjusted returns. Even though current spreads are still wide compared to historical averages, and are above those which prevailed after the dramatic widening of spreads in late 1998, we believe the conservative approach of our managers is sensible as this distressed cycle matures. Although there are currently fewer attractive entry points following the rally in the distressed markets, there are likely still many more companies that will need to restructure their liabilities in the near future, given the large amounts of high yield debt issued in the late 1990s. Additionally, our distressed managers feel that the run up in high yield has been overdone and that some companies have temporarily avoided necessary restructuring by refinancing outstanding debt. We believe that the potential supply of distressed credits will continue to create significant opportunities in the distressed and restructuring markets going forward.

Aetos Capital Long/Short Strategies Fund
The Aetos Capital Long/Short Strategies Fund returned 1.98%6 for the quarter. After performing well in July and August, long/short equity strategies gave up some of their gains in September as the stock markets posted their first down month since February. In July, the collapse in Treasury prices did not have a detrimental impact on stock prices even though a rise in interest rates traditionally is a negative for stocks, as higher interest rates reduce valuations in dividend discount models. The current environment has not reflected this relationship, as many managers report that stocks have responded to factors other than fundamentals for much of the year. Our own research analyzing the disparities among price-to-earnings and price-to-book ratios among stocks in the equity market indices indicates that the fundamental opportunity set is moderatly attractive, as these disparities currently fall near historical averages. We believe the diversity of the managers in the fund positions it to benefit when a valuation and security-specific orientation returns to the market.

Aetos Capital Market Neutral Strategies Fund
The Aetos Capital Market Neutral Strategies Fund returned 0.59%7 for the quarter. Our managers' tactical asset allocation and stock selection strategies were essentially flat over the period, with statistical arbitrage posting modest gains. Generally, our managers in this area have struggled to generate returns in an environment that has exhibited few mean-reverting tendencies. Additionally, as in the case of our long/short managers, macroeconomic and sector factors have influenced equity returns more than individual security fundamentals. Taking a long-term view, we continue to believe that the managers in the fund will generate absolute returns as well as reduce the correlation of the model portfolios to traditional markets.

Outlook
We are very pleased with the performance of the portfolios thus far in 2003. Returns are unlikely to continue at the recent pace, but we believe the portfolios are well positioned to earn their targeted levels of return. We are currently very active in looking at certain sub-strategies and at additional managers in order to further diversify our portfolios.

As always, we welcome hearing from you if you would like to have further dialogue about the investing environment or our organization.

Sincerely,



Anne Casscells
Chief Investment Officer






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1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown for the model portfolios are net of standard schedule investment advisory and performance fees for a $5 million separate account and are net of all fund level fees and expenses. Standard fees for a $5 million separate account include an investment advisory fee of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.
2 Since inception returns reflect an annualized return for the thirteen-month period since the inception of the Aetos Capital Model Portfolios and Aetos Capital SEC-Registered Funds.
3 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
4 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
5 Source: Goldman Sachs.
6 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
7 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.